UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 3, 2025

(Date of Report (Date of earliest event reported))

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105
(Address of principal executive offices)

(314) 530-9071

(Registrant’s telephone number)

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 3, 2025, by resolution of the Board of Directors (the “Board”) of Verde Resources, Inc (the “Company”), Dr. Raymond “Buzz” Powell was appointed Independent Non-Executive Director of the Company.

The Company believes that Dr. Buzz Powell’s expertise, industry network, and commitment to sustainability will significantly contribute to the Company's success.

Dr. Raymond “Buzz” Powell (60)

Dr. Buzz is one of the most highly regarded figures in the U.S. asphalt technology sector, bringing four decades of distinguished civil engineering experience with a focus on pavements and geomaterials. He earned his Ph.D. from Auburn University, where he subsequently served as Research Professor and Associate Director at the National Center for Asphalt Technology (NCAT). Throughout his career, Dr. Buzz has achieved significant milestones in both the public and private sectors, making substantial contributions to pavement testing, materials characterization, and innovative asphalt technology. His early career included twelve years at the Alabama Department of Transportation (ALDOT), where he worked across pavement testing, management, construction oversight, research, and materials characterization. He then spent two years in private consulting, specializing in highway construction quality control and assurance.

Dr. Buzz's career at NCAT began in 1999 as its first Test Track Manager. Overseeing eight construction cycles and the application of tens of millions of ESALs (Equivalent Single Axle Loads) to experimental sections, he drove major advancements in asphalt performance analysis using virgin, recycled, and additive-enhanced materials. Rising to Associate Director and Research Professor by 2020, he led critical research in pavement design, materials, and surface characterization, improving safety, durability, and sustainability across the industry. After retiring in 2023, he was named the first Technical Director of the Asphalt Pavement Alliance, where he continues to champion innovation, collaboration, and education. Dr. Buzz's expertise spans public and private sectors, with a legacy of reducing life cycle costs and environmental impact through forward-thinking pavement solutions.

Item 7.01 Regulation FD Disclosure

On July 3, 2025, the Company issued a Press Release announcing the appointment of Dr. Raymond “Buzz” Powell, Ph.D., PE, as Independent Director of the Company, effective immediately.

The Press Release is attached as Exhibit 99.1 to this filing.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release of Verde Resources, Inc. dated July 3, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: July 7, 2025

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